Exhibit 10.8.5

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 24, 2021, is entered into by and among IT GLOBAL HOLDING LLC, a Delaware limited liability company (“IT Global”), 4TH SOURCE LLC a Delaware limited liability company (“4th Source”), AGILETHOUGHT, LLC, a Florida limited liability company (“AgileThought”), AN EXTEND, S.A. de C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico (“AN Extend”), AN EVOLUTION S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable incorporated under the laws of Mexico (“AN Evolution,” and together with IT Global, 4th Source, AgileThought, and AN Extend, each a “Borrower” and collectively, the “Borrowers”), AN GLOBAL LLC, a Delaware limited liability company (“Intermediate Holdings”), AGILETHOUGHT, INC. (f/k/a AN GLOBAL INC.), a Delaware corporation (“Ultimate Holdings” and together with Intermediate Holdings, the “Holdings Companies”), the financial institutions party hereto as lenders (together with their respective successors and assigns, the “Lenders”), and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (“Monroe Capital”), as Administrative Agent for the Lenders (the “Administrative Agent”).

recitals

WHEREAS, Borrowers, Holdings Companies, the Lenders party thereto, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 18, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers and Holdings Companies now desire that the Administrative Agent and the Lenders permit it to incur certain indebtedness and to agree to make certain amendments to the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders have agreed to do so, but only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the matters set forth in the above Recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Amendments to Credit Agreement. Subject to the effectiveness of this Amendment, including, without limitation, the satisfaction of the conditions of effectiveness set forth in Section 5 below, on the Amendment No. 5 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

1.1 Section 1.1 of the Credit Agreement is hereby amended and restated to add the following new defined terms in appropriate alphabetical order:

“Amendment No. 5 Effective Date” is defined in the Fifth Amendment.

“Fifth Amendment” shall mean that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 24, 2021.

“Fifth Amendment Fee” has the meaning assigned to it in the Fifth Amendment.

“Permitted Investor Debt” shall mean all indebtedness incurred under the Investor Subordinated Debt Promissory Note, in a maximum aggregate amount not to exceed $8,000,000 at any time.

“Investor Debt Noteholder” shall mean AGS Group, LLC.

“Investor Debt Promissory Note” shall mean that certain Subordinated Promissory Note, dated as of and as in effect on the Amendment No. 5 Effective Date, by and between Ultimate Holdings and the Investor Debt Noteholder, as amended, modified or supplemented from time to time solely with the consent of the Administrative Agent, in its discretion.

“Permitted Investor Debt Payments” shall mean, solely as long as the Payment Conditions are met with respect thereto, the payment to the Investor Debt Noteholder of (a) regularly scheduled interest payments, as and when due and payable under the Investor Debt Promissory Note, and (b) solely on or after January 1, 2022, regularly scheduled payments of principal of the Permitted Investor Debt (for the avoidance of doubt, excluding any prepayments), as and when due and payable under the Investor Debt Promissory Note.

“Permitted Investor Debt Subordination Agreement” shall mean that certain Subordination Agreement by and between the Administrative Agent and the Investor Debt Noteholder, as in effect on the date hereof or as amended, modified, supplemented or restated in accordance therewith.

1.2 Clause (a) of the definition of “Debt” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) all indebtedness of such Person for borrowed money, including, without limitation, the Second Lien Debt and all Subordinated Debt,

1.3 The definition of “EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by adding the following clause (k) immediately after clause (j) thereof:

(k) the actual amount of reasonable and documented out-of-pocket fees, costs and expenses paid thereby during such period in connection with the SPAC Transaction, in an aggregate amount not to exceed, for all Loan Parties and their Subsidiaries, $15,800,000;

1.4 The definition of “Fixed Charges” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Fixed Charges” means, for the Consolidated Group determined on a consolidated basis in accordance with GAAP for any Computation Period, the sum of, without duplication, (a) cash Interest Expense thereof in such Computation Period, plus (b) scheduled principal payments of Debt thereof (including (i) the Loans, (ii) the Second Lien Debt to the extent any such payments thereof would constitute Permitted Second Lien Debt Payments, (iii) scheduled principal payments of, and any interest and fees actually paid in such Computation Period with respect to, the Permitted Investor Debt, and (iv) any Earn-out Obligations, including, without limitation, all Permitted Earn-out Obligations (other than the Permitted Earn-out Obligations paid out of funds on deposit in the Segregated Account), but excluding (x) the Revolving Loans, (y) scheduled payments of principal required to paid pursuant to Section 6.4.2 hereof during the Modified Amortization Period in such Computation Period, and (z) the Fifth Amendment Fee; provided that, for the avoidance of doubt, any Permitted Earn-out Obligation shall be excluded from Fixed Charges to the extent that, as of any date of determination, the Payment Conditions with respect to such Permitted Earn-Out Obligation are not satisfied as of such date (after giving pro forma effect to such payment).

1.5 The definition of “Payment Conditions” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Payment Conditions” means, with respect to any Permitted Investor Debt Payment or Permitted Earn-out Payment, that (a) no Event of Default has occurred and is continuing or would be caused by the making thereof, and (b) after giving pro forma effect to that payment, (i) Liquidity exceeds $5,000,000 and (ii) as of the last day of the most recently ended Computation Period for which financial statements have been delivered (or were required to be delivered) to Administrative Agent under and in accordance with Section 10.1.2, the Consolidated Group shall be in pro forma compliance with the financial covenants set forth in Section 11.12 for the most recently concluded Computation Period

1.6 The definition of “Subordinated Debt” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows

“Subordinated Debt” means, collectively, any unsecured Debt of Loan Parties and their Subsidiaries which is subject to a Subordination Agreement, including, without limitation, the Permitted Investor Debt.

1.7 The definition of “Subordination Agreement” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows

“Subordination Agreement” means, collectively, (a) the Permitted Investor Debt Subordination Agreement, (b) the subordination terms and covenants set forth in the Master Intercompany Note, and (c) any other subordination agreement or terms and covenants set forth in documents evidencing Subordinated Debt that are executed by a holder of Subordinated Debt in favor of Administrative Agent and the Lenders from time to time on or after the Closing Date, in the cases of clauses (a) , (b), and (c) in form and substance and on terms and conditions satisfactory to Administrative Agent in its discretion

1.8 The definition of “Total Leverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Total Leverage Ratio” means, for the Consolidated Group determined on a consolidated basis in accordance with GAAP as of the last day of any Computation Period, the ratio of (a) Total Debt (excluding any the Permitted Investor Debt, Permitted Earn-out Obligations and the Fifth Amendment Fee) thereof as of such day, to (b) EBITDA thereof for the Computation Period ending on such day

1.9 Section 6.4.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Term Loans. Borrowers shall repay the aggregate outstanding principal amount of the Term Loans (including, without limitation, the Existing Term Loans, the Closing Date Term Loans, and any Incremental Term Loans) (a) in consecutive quarterly installments equal to the Scheduled Term Loan Payment Amount on the last Business Day of each of March, June, September and December commencing on September 30, 2019 (other than for the six consecutive months ending February 28, 2021 through and including July 31, 2021 (the “Modified Amortization Period”) which shall amortize as set forth in clause (b)), (b) in six consecutive monthly installments equal to $1,000,000 each month on the last Business Day of each of calendar month during the Modified Amortization Period (provided that, upon prior written notice to the Administrative Agent, the Borrowers may elect to pay such monthly installments for the months ending April 30, 2021, May 31, 2021, June 30, 2021 and July 31, 2021 concurrently with the monthly installment for the month ending September 30, 2021), and (c) a final installment equal to the remaining outstanding principal balance of the Term Loans, payable on the Termination Date. Unless sooner paid in full, the outstanding principal balance of the Term Loans must be paid in full on the Termination Date.

1.10 Clause (e) in Section 11.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(i) Permitted Earn-out Obligations, and (ii) Subordinated Debt (for avoidance of doubt, other than any Second Lien Debt and the Permitted Earn-out Obligations, but including all Permitted Investor Debt) incurred after the Closing Date in an aggregate outstanding amount for all Loan Parties and their Subsidiaries not to exceed $8,000,000 at any time, so long as such Subordinated Debt is subject to a Subordination Agreement;

1.11 Clause (vi) of Section 11.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(vi) (x) any Loan Party may make the Permitted Second Lien Debt Payments and Ultimate Holdings may make the Permitted Investor Debt Payments, (y) any Loan Party may, with respect to Subordinated Debt other than the Second Lien Debt and the Permitted Investor Debt, make payments thereof to the extent expressly permitted under the applicable Subordination Agreement, and (z) the issuance of Second Lien Equity Interests and the issuance of common shares of Ultimate Holdings upon the exercise thereof.

1.12 Section 11.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Transactions with Affiliates. Not, and not permit any Loan Party or Subsidiary thereof to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any Affiliate, other than the Second Lien Documents and the Investor Debt Promissory Note, and, to the extent also permitted under the Second Lien Loan Documents, (a) those set forth on Schedule 11.6, (b) those permitted by Sections 11.3, 11.4(i), and 11.9, to the extent so permitted, (c) loans from AN Extend to IT Global Holding LLC, made solely with the proceeds of loans made under the Second Lien Loan Agreement, (d) the Second Lien Equity Interests, and (e) such other transactions, arrangements and contracts that are on terms which are no less favorable to the Loan Parties than are obtainable from any Person which is not an Affiliate.

1.13 Section 11.12.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

11.12.1 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Consolidated Group for any Computation Period to be less than the applicable ratio set forth below for such Computation Period:

Computation Period Ending	Fixed Charge Coverage
June 30, 2019	1.15:1.00
September 30, 2019	1.15:1.00
December 31, 2019	1.20:1.00
March 31, 2020, June 30, 2020, and September 30, 2020	1.25:1.00
December 31, 2020	1.15:1.00
March 31, 2021	1.10:1.00
June 30, 2021	0.65:1.00
September 30, 2021	0.75:1.00
December 31, 2021 and each Computation Period ending thereafter	1.25:1.00

1.14 Section 11.12.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

11.12.1 Total Leverage Ratio. Permit the Total Leverage Ratio of the Consolidated Group for any Computation Period to exceed the applicable ratio set forth below for such Computation Period:

Computation Period Ending	Total Leverage Ratio
June 30, 2019	3.75:1.00
September 30, 2019	3.50:1.00
December 31, 2019	3.50:1.00
March 31, 2020	3.25:1.00
June 30, 2020	3.00:1.00
September 30, 2020	3.50:1.00
December 31, 2020	5.40:1.00
March 31, 2021	5.25:1.00
June 30, 2021	8.00:1.00
September 30, 2021	6.50:1.00
December 31, 2021	4.00:1.00
March 31, 2022 and each Computation Period ending thereafter	3.00:1.00

Section 2. [Intentionally Omitted].

Section 3. [Intentionally Omitted].

Section 4. Definitions. All capitalized term used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement as amended hereby.

Section 5. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of each of the following conditions (the date on which all such conditions precedent have been satisfied, the “Amendment No. 5 Effective Date”):

5.1 Administrative Agent shall have received a copy of this Amendment signed by the Loan Parties, the Administrative Agent and the Required Lenders;

5.2 Administrative Agent shall have received (a) a fully executed copy of the Fourth Amendment to First Amended and Restated Credit Agreement, dated as of the date of this Amendment, amending the Second Lien Loan Agreement in form and substance satisfactory to the Administrative Agent, and (b) a fully executed copy of the Permitted Investor Debt Subordination Agreement;

5.3 Administrative Agent shall have received evidence of payment by the Borrowers of all accrued and unpaid fees, costs and expenses incurred prior to or on the Amendment No. 5 Effective Date, including all Attorney Costs of the Administrative Agent incurred prior to or on the Amendment No. 5 Effective Date; and

5.4 all representations and warranties set forth in Section 5 hereof are true and correct

Section 6. Representations and Warranties. To induce the Administrative Agent and the Lenders to execute this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

6.1 the execution, delivery and performance of this Amendment by the Loan Parties has been duly authorized, and this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

6.2 the execution, delivery and performance of this Amendment by each Loan Party does not require any consent or approval of any governmental agency or authority (other than (i) any consent or approval which has been obtained and is in full force and effect, or (ii) where the failure to obtain such consent would not reasonably be expected to result in a Material Adverse Effect);

6.3 after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (unless any such representation or warranty is by its terms qualified by concepts of materiality, in which case that representation or warranty is true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case that representation or warranty is true and correct in all material respects or in all respects, as applicable, as of that earlier date); and

6.4 after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing or would result from the execution and effectiveness of this Amendment.

Section 7. Ratification and Reaffirmation. Each Loan Party hereby ratifies and confirms the Credit Agreement and each other Loan Document to which it is a party, each of which shall remain in full force and effect according to their respective terms, as amended hereby. In connection with the execution and delivery of this Amendment and the other Loan Documents delivered herewith, each Loan Party, as borrower, debtor, grantor, mortgagor, pledgor, guarantor, assignor, obligor or in other similar capacities in which such Loan Party grants liens or security interests in its properties or otherwise acts as an accommodation party, guarantor, obligor or indemnitor or in such other similar capacities, as the case may be, in any case under any Loan Documents, hereby (a) ratifies, reaffirms, confirms and continues all of its payment and performance and other obligations, including obligations to indemnify, guarantee, act as surety, or as principal obligor, in each case contingent or otherwise, under each of such Loan Documents to which it is a party, (b) ratifies, reaffirms, confirms and continues its grant of liens on, or security interests in, and assignments of its properties pursuant to such Loan Documents to which it is a party as security for the Obligations, and (c) confirms and agrees that such liens and security interests secure all of the Obligations. Each Loan Party hereby consents to the terms and conditions of the Credit Agreement, as amended hereby. Each Loan Party acknowledges (i) that each of the Loan Documents to which it is a party remains in full force and effect, (ii) that each of the Loan Documents to which it is a party is hereby ratified, continued and confirmed, (iii) that any and all obligations of such Loan Party under any one or more such documents to which it is a party is hereby ratified, continued and reaffirmed, and (iv) that, to such Loan Party’s knowledge, there exists no offset, counterclaim, deduction or defense to any obligations described in this Section 6. This Amendment shall not constitute a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

Section 8. Fees. As consideration for, inter alia, the entry into this Amendment as well as prior amendments to the Credit Agreement, the Borrowers agree to pay on a joint and several basis to the Administrative Agent, for the account of the Lenders, a fee equal to $4,000,000 (the “Fifth Amendment Fee”). The Fifth Amendment shall be fully earned as of the date hereof and shall be due and payable on the Termination Date.

Section 9. Miscellaneous.

9.1 Signatures; Effect of Amendment. By executing this Amendment, each of the Loan Parties is deemed to have executed the Credit Agreement, as amended hereby, as a Borrower and a Loan Party (or, in the case of the Holdings Companies and the Guarantors, solely as a Loan Party). All such Loan Parties, the Administrative Agent, and the Lenders acknowledge and agree that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed, and (b) other than as expressly set forth herein, the obligations under the Credit Agreement and the guarantees, pledges and grants of security interests created under or pursuant to the Credit Agreement and the other Loan Documents continue in full force and effect in accordance with their respective terms and the Collateral secures and shall continue to secure the Loan Parties’ obligations under the Credit Agreement (as amended hereby) and any other obligations and liabilities provided for under the Loan Documents. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, nor constitute a novation of any of the Obligations under the Credit Agreement or obligations under the Loan Documents. This Amendment does not extinguish the indebtedness or liabilities outstanding in connection with the Credit Agreement or any of the other Loan Documents. No delay on the part of the Administrative Agent or any Lender in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 15.1 of the Credit Agreement.

9.2 Counterparts. This Amendment may be executed electronically and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Amendment.

9.3 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

9.4 Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

9.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

9.6 References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement, or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as may be further amended, modified, restated, supplemented or extended from time to time.

9.7 Governing Law. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE, WITHOUT REGARD TO CONFLICT-OF-LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.8 Payment of Costs and Expenses. Each Loan Party, jointly and severally, agree pursuant to the terms of Section 15.5 of the Credit Agreement, to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the transactions contemplated hereby (including Attorney Costs and Taxes) in connection with the preparation, execution and delivery of this Amendment and the other Loan Documents.

[Signatures Immediately Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

BORROWERS:	IT GLOBAL HOLDING LLC,
a Delaware limited liability company

	By:	/s/ Manuel Senderos Fernández
	Name:	Manuel Senderos Fernández
	Title:	President

4TH SOURCE, LLC
a Delaware limited liability company

	By:	/s/ Manuel Senderos Fernández
	Name:	Manuel Senderos Fernández
	Title:	President

AGILETHOUGHT, LLC
a Florida limited liability company

	By:	/s/ Manuel Senderos Fernández
	Name:	Manuel Senderos Fernández
	Title:	Global Chief Executive Officer

AN EVOLUTION, S. DE R.L. DE C.V.
a sociedad de responsabilidad limitada de
capital variable incorporated under the laws
of Mexico

	By:	/s/ Manuel Senderos Fernández
	Name:	Manuel Senderos Fernández
	Title:	Attorney-in-Fact

	By:	/s/ Mauricio Garduño González Elizondo
	Name:	Mauricio Garduño González Elizondo
	Title:	Attorney-in-Fact

Signature page to Second Amendment

AN EXTEND, S.A. DE C.V.
a sociedad anonima de capital variable
incorporated under the laws of Mexico

	By:	/s/ Manuel Senderos Fernández
	Name:	Manuel Senderos Fernández
Title: Attorney-in-Fact

	By:	/s/ Mauricio Garduño González Elizondo
	Name:	Mauricio Garduño González Elizondo
	Title:	Attorney-in-Fact

HOLDINGS COMPANIES:	AN GLOBAL LLC,
a Delaware limited liability company

	By:	/s/ Manuel Senderos Fernández
	Name:	Manuel Senderos Fernández
	Title:	President

AGILETHOUGHT, LLC (f/k/a AN GLOBAL INC.),
a Delaware corporation

	By:	/s/ Manuel Senderos Fernández
	Name:	Manuel Senderos Fernández
	Title:	President

Signature page to Second Amendment

ADMINISTRATIVE AGENT:	MONROE CAPITAL MANAGEMENT
ADVISORS, LLC, as Administrative Agent

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL CORPORATION
in its capacity as a Lender

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL FUND MARSUPIAL
(LUX) FINANCING HOLDCO LP,
in its capacity as a Lender

By: Monroe Capital Management Advisors LLC, as Investment Manager

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL FUND MARSUPIAL
(LUX) FINANCING SPV LP,
in its capacity as a Lender

By: Monroe Capital Fund Marsupial (Lux)
Financing GP LLC, its General Partner

By: Monroe Capital Management Advisors
LLC, as Designated Manager

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL FUND SV S.A.R.L.,
acting in respect of its Fund III (Unleveraged)
Compartment, in its capacity as a Lender

By: Monroe Capital Management Advisors
LLC, as Investment Manager

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL PARTNERS FUND II, LP, in its capacity as a Lender

By: Monroe Capital Partners Fund II, LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT
FUND I P, in its capacity as a Lender

By: Monroe Capital Private Credit Fund I
LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT
FUND II (UNLEVERAGED OFFSHORE) LP,
in its capacity as a Lender

By: Monroe Capital Private Credit Fund II
LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II
(UNLEVERAGED) LP, in its capacity as a Lender

By: Monroe Capital Private Credit Fund II LLC,
its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II
FINANCING SPV LLC, in its capacity as a Lender

By: Monroe Capital Private Credit Fund II LP,
as Designated Manager

By: Monroe Capital Private Credit Fund II LLC,
its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II LP, in its capacity as a Lender

By: Monroe Capital Private Credit Fund II LLC,
its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING HOLDCO LP, in its capacity as a Lender

By: Monroe Capital Private Credit Fund III (Lux) Financing Holdco GP LLC, its General Partner

By: Monroe Capital Management Advisors
LLC, as Manager

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV 2020 LP, in its capacity as a Lender

By: Monroe Capital Private Credit Fund III (Lux) Financing SPV GP LLC, its General Partner

By: Monroe Capital Management Advisors LLC, as Manager

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT
FUND III (UNLEVERAGED) LP, in its
capacity as a Lender

	By:	Monroe Capital Private Credit Fund III LLC, its general partner

		By:	/s/ Jeffrey Cupples
		Name:	Jeffrey Cupples
		Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III FINANCING SPV LLC, in its capacity as a Lender

	By:	Monroe Capital Private Credit Fund III LP, as Designated Manager

	By:	Monroe Capital Private Credit Fund III LLC, its general partner

		By:	/s/ Jeffrey Cupples
		Name:	Jeffrey Cupples
		Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III LP, in its capacity as a Lender

	By:	Monroe Capital Private Credit Fund III LLC,
its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II-O (UNLEVERAGED OFFSHORE) LP,
in its capacity as a Lender

	By:	Monroe Capital Private Credit Fund II LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE PRIVATE CREDIT FUND A LP, in its capacity as a Lender

	By:	Monroe Private Credit Fund A LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE PRIVATE CREDIT FUND A FINANCING SPV LLC, in its capacity as a Lender

	By:	Monroe Private Credit Fund A LP, as its Designated Manager

	By:	Monroe Private Credit Fund A LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL MML CLO 2017-1,
LTD., in its capacity as a Lender

	By:	Monroe Capital Management LLC, as
Asset Manager and Attorney-in Fact

		By:	/s/ Jeffrey Williams
		Name:	Jeffrey Williams
		Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL MML CLO VI, LTD., in
its capacity as a Lender

	By:	Monroe Capital Management LLC,
as Asset Manager and Attorney-in-fact

		By:	/s/ Jeffrey Williams
		Name:	Jeffrey Williams
		Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL MML CLO VII, LTD.,
in its capacity as a Lender

	By:	Monroe Capital Asset Management LLC,
as Asset Manager and Attorney-in-fact

		By:	/s/ Jeffrey Williams
		Name:	Jeffrey Williams
		Title:	Managing Director

Signature page to Second Amendment

LENDER:	MONROE CAPITAL MML CLO VIII, LTD.,
in its capacity as a Lender

	By:	Monroe Capital Asset Management LLC,
as Asset Manager and Attorney-in-fact

		By:	/s/ Jeffrey Williams
		Name:	Jeffrey Williams
		Title:	Managing Director

Signature page to Second Amendment